                                        General Information, Purchases and
                                        Redemptions

                                         -------------------------------------
                                         24-Hour Price and Balance Information

                                         -------------------------------------
                                         Nationwide 800-637-1700  M
                                                            www.reservefunds.com
[RESERVE FUNDS LOGO]
     Founders
        of

   "America's
        First
  Money Fund"

                         RESERVE PRIVATE EQUITY SERIES
                                   PROSPECTUS

     RESERVE PRIVATE EQUITY SERIES ("RPES" or "Trust") is a no-load, open-end mutual fund offering shares in seven Funds: Reserve Blue Chip Growth Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund), Reserve Mid-Cap Equity Fund (formerly Reserve Mid-Cap Growth Fund), Reserve Small-Cap Growth Fund and Reserve Strategic Growth Fund (each a "Fund", together the "Funds"). This Prospectus, dated April 26, 1999, sets forth concisely the information which a prospective investor should know about each Fund before investing. A Statement of Additional Information ("SAI"), dated April 26, 1999, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy of the SAI may be obtained without charge by writing or calling the Trust at the telephone number above. The SEC maintains a web site (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information regarding the Funds filed electronically with the SEC.

     Each Fund offers two classes of shares which may be purchased at a price equal to their net asset value the "Class R shares" (formerly known as Class A shares) and the "Class I shares". See "How to Buy Shares" on page 16.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                        Prospectus dated April 26, 1999.
  Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              SHAREHOLDER EXPENSES

    The following tables illustrate all expenses and fees that a shareholder of each Fund incurred directly or indirectly for the fiscal year ended May 31, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                              CLASS R   CLASS I
                                                              -------   -------
Sales Load Imposed on Purchases.............................   None      None
Sales Load Imposed on Reinvested Dividends..................   None      None
Redemption Fees*............................................   None      None
Exchange Fees...............................................   None      None

---------------
        * A $2 fee will be charged for Class R redemption checks issued by the Funds of less than $100 and $100 for Class I redemption checks of less than $100,000. Class R wire redemptions of less than $10,000 will be charged a $10 fee and Class I wire redemptions of less than $100,000 will be charged a $100 fee.

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

LISTED BELOW ARE THE ANNUAL EXPENSES PAID BY EACH CLASS OF SHARES FOR EACH FUND REGARDLESS OF THE AMOUNT OF YOUR INVESTMENT.

                                                        CLASS R SHARES (FORMERLY CLASS A)            CLASS I SHARES
                                                       -----------------------------------   ------------------------------
                                                                                  TOTAL                             TOTAL
                                                        MANAGEMENT     12B-1    OPERATING    MANAGEMENT   12B-1   OPERATING
                                                           FEE+        FEE*      EXPENSES       FEE+       FEE    EXPENSES
                                                        ----------     -----    ---------    ----------   -----   ---------
Reserve Blue Chip Growth.............................      1.20%       0.25%       1.45%       0.90%      0.00%     0.90%
Reserve Informed Investors Growth....................      1.30%       0.25%       1.55%       1.00%      0.00%     1.00%
Reserve International Equity.........................      1.55%       0.25%       1.80%       1.25%      0.00%     1.25%
Reserve Large-Cap Growth.............................      1.20%       0.25%       1.45%       0.90%      0.00%     0.90%
Reserve Mid-Cap Equity...............................      1.30%       0.25%       1.55%       1.00%      0.00%     1.00%
Reserve Small-Cap Growth.............................      1.30%       0.25%       1.55%       1.00%      0.00%     1.00%
Reserve Strategic Growth**...........................      1.20%       0.25%       1.45%       0.90%      0.00%     0.90%

---------------
+ Most mutual funds display the management fee and ordinary operating expenses as separate line items. The Management Fee charged the Funds includes all advisory fees and ordinary operating expenses. (see "Management" on page 14.)

* Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

** The Trust did not begin offering shares of the Reserve Strategic Growth Fund until June 1, 1999.

    The purpose of this table is to assist the shareholders of each Fund in understanding the costs and expenses that they will bear directly or indirectly.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                    EXAMPLES

                                                       CLASS R SHARES
                                                     (FORMERLY CLASS A)                   CLASS I SHARES
                                               -------------------------------    -------------------------------
                                                1        3        5       10       1        3        5       10
                                               YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
                                               ----    -----    -----    -----    ----    -----    -----    -----
Reserve Blue Chip Growth.....................  $15      $46      $79     $174     $ 9      $29      $50     $111
Reserve Informed Investors Growth............  $16      $49      $84     $185     $10      $32      $55     $122
Reserve International Equity.................  $18      $57      $97     $212     $13      $40      $69     $151
Reserve Large-Cap Growth.....................  $15      $46      $79     $174     $ 9      $29      $50     $111
Reserve Mid-Cap Equity.......................  $16      $49      $84     $185     $10      $32      $55     $122
Reserve Small-Cap Growth.....................  $16      $49      $84     $185     $10      $32      $55     $122
Reserve Strategic Growth.....................  $15      $46       --       --     $ 9      $29       --       --

These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

    The following information applies to a share of the Reserve Private Equity Series -- Reserve Blue Chip Growth Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Large-Cap Value Fund), Reserve Mid-Cap Equity Fund (formerly Mid-Cap Growth
Fund) and Reserve Small-Cap Growth Fund outstanding throughout each period. Each Fund, prior to October 1, 1997, had two classes of shares, Class A and Class D. Effective October 1, 1997, the shares of Class D were merged into Class A. Effective September 22, 1998, the Class A shares were redesignated as Class R shares. The Trust did not begin offering Class I shares until October 1, 1998. Further, the Trust did not begin offering shares of the Reserve Strategic Growth Fund until June 1, 1999. As of the date of this Prospectus, no other portfolios or classes of shares were outstanding. This information should be read in conjunction with the financial statements and related notes incorporated by reference in the SAI. Such information has been audited by PricewaterhouseCoopers LLP, whose report appears in the Trust's Annual Report to Shareholders which is incorporated by reference in the SAI. Further information concerning investment performance is contained in the Trust's Annual Report to Shareholders, which is available without charge. Financial information for the period June 1, 1998 to November 30, 1998 is unaudited.

       RESERVE BLUE CHIP GROWTH FUND                              CLASS R (FORMERLY CLASS A)
       -----------------------------          ------------------------------------------------------------------
                                                JUNE 1, 1998                                    OCTOBER 28, 1994
                                                  THROUGH             YEAR ENDED MAY 31,        (COMMENCEMENT OF
                                                NOVEMBER 30,      --------------------------     OPERATIONS) TO
                                                   1998+           1998      1997      1996       MAY 31, 1995
                                              ----------------    ------    ------    ------    ----------------
Net asset value, beginning of period........      $ 15.09         $15.46    $14.91    $12.03         $10.00
                                                  -------         ------    ------    ------         ------
Income from investment operations
    Net investment income (loss)............         (.05)            --      (.17)     (.10)          (.03)
    Net realized and unrealized gain........         2.26           2.82       .91      3.62           2.06
                                                  -------         ------    ------    ------         ------
Total from investment operations............         2.21           2.82       .74      3.52           2.03
Less distribution from net realized income
  and gain..................................           --          (3.19)     (.19)     (.64)            --
                                                  -------         ------    ------    ------         ------
Net asset value, end of period..............      $ 17.30         $15.09    $15.46    $14.91         $12.03
                                                  =======         ======    ======    ======         ======
Total Return................................        14.65%         19.70%     5.12%    30.10%         20.30%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period......      $10,475         $8,532    $5,428    $5,130         $1,993
Ratio of expenses to average net assets.....          1.63%(1)      1.75%     1.75%     1.75%          1.73%(1)
Ratio of net investment income (loss) to
  average net assets........................         (.92)%(1)      (.87)%   (1.13)%    (.94)%         (.70)%(1)
Portfolio turnover rate.....................           68%           113%      109%       72%            68%

RESERVE INFORMED INVESTORS GROWTH FUND                              CLASS R (FORMERLY CLASS A)
--------------------------------------           ----------------------------------------------------------------
                                                 JUNE 1, 1998                                   NOVEMBER 14, 1994
                                                   THROUGH           YEAR ENDED MAY 31,         (COMMENCEMENT OF
                                                 NOVEMBER 30,    ---------------------------     OPERATIONS) TO
                                                    1998+         1998      1997       1996       MAY 31, 1995
                                                 ------------    ------    -------    ------    -----------------
Net asset value, beginning of period...........     $10.46       $11.48    $ 14.36    $11.99         $10.00
                                                    ------       ------    -------    ------         ------
Income from investment operations:
    Net investment loss........................       (.07)        (.20)      (.07)     (.33)          (.07)
    Net realized and unrealized gain (loss)....        .67         2.08      (1.66)     3.87           2.06
                                                    ------       ------    -------    ------         ------
Total from investment operations...............        .60         1.88      (1.73)     3.54           1.99
Less distribution from net realized gain.......         --        (2.90)     (1.15)    (1.17)            --
                                                    ------       ------    -------    ------         ------
Net asset value, end of period.................     $11.06       $10.46    $ 11.48    $14.36         $11.99
                                                    ======       ======    =======    ======         ======
Total Return...................................       5.74%       17.88%    (11.35)%   29.75%          19.90%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period.........     $2,927       $4,334    $ 5,477    $6,393         $6,837
Ratio of expenses to average net assets........       1.69%(1)     1.75%      1.75%     1.75%          1.75%(1)
Ratio of net investment loss to average net
  assets.......................................       (.82)%(1)    (.91)%     (.57)%   (1.57)%        (1.62)%(1)
Portfolio turnover rate........................        287%         410%       255%      132%            59%

RESERVE INTERNATIONAL EQUITY FUND                                     CLASS R (FORMERLY CLASS A)
---------------------------------                      --------------------------------------------------------
                                                       JUNE 1, 1998                             JULY 13, 1995
                                                         THROUGH         YEAR ENDED MAY 31,    (COMMENCEMENT OF
                                                       NOVEMBER 30,      ------------------     OPERATIONS) TO
                                                          1998+           1998       1997        MAY 31, 1996
                                                       ------------      -------    -------    ----------------
Net asset value, beginning of period.................    $ 13.22         $ 12.59    $ 11.26         $10.00
                                                         -------         -------    -------         ------
Income from investment operations:
    Net investment loss..............................       (.02)           (.04)      (.07)          (.05)
    Net realized and unrealized gain.................       (.52)            .67       1.40           1.31
                                                         -------         -------    -------         ------
Total from investment operations.....................       (.54)            .63       1.33           1.26
                                                         -------         -------    -------         ------
Net asset value, end of period.......................    $ 12.68         $ 13.22    $ 12.59         $11.26
                                                         =======         =======    =======         ======
Total Return.........................................      (4.08)%          5.00%     11.81%         12.60%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period...............    $11,921         $12,851    $12,099         $3,578
Ratio of expenses to average net assets..............       1.91%(1)        2.00%      2.00%          1.99%(1)
Ratio of net investment loss to average net assets...       (.20)%(1)       (.39)%     (.82)%         (.91)%(1)
Portfolio turnover rate..............................        106%            114%        52%            70%

RESERVE LARGE-CAP GROWTH FUND*                                          CLASS R (FORMERLY CLASS A)
------------------------------                           --------------------------------------------------------
                                                         JUNE 1, 1998                            JANUARY 2, 1996
                                                           THROUGH         YEAR ENDED MAY 31,    (COMMENCEMENT OF
                                                         NOVEMBER 30,      ------------------     OPERATIONS) TO
                                                            1998+           1998       1997        MAY 31, 1996
                                                         ------------      -------    -------    ----------------
Net asset value, beginning of period...................    $ 18.16         $14.61     $10.95          $10.00
                                                           -------         ------     ------          ------
Income from investment operations:
    Net investment loss................................         --           (.03)      (.03)           (.01)
    Net realized and unrealized gains..................       1.28           3.89       3.69             .96
                                                           -------         ------     ------          ------
Total from investment operations.......................       1.28           3.86       3.66             .95
Less distribution from net realized gain...............         --           (.31)        --              --
                                                           -------         ------     ------          ------
Net asset value, end of period.........................    $ 19.44         $18.16     $14.61          $10.95
                                                           =======         ======     ======          ======
Total Return...........................................       4.18%         26.71%     33.42%           9.50%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period.................    $19,970         $6,786     $3,054          $1,231
Ratio of expenses to average net assets................       1.57%(1)        1.75%     1.75%           1.75%(1)
Ratio of net investment loss to average net assets.....       (.09)%(1)      (.36)%     (.32)%          (.32)%(1)
Portfolio turnover rate................................         14%            25%        18%              0%

RESERVE MID-CAP EQUITY FUND**                                            CLASS R (FORMERLY CLASS A)
-----------------------------                              ------------------------------------------------------
                                                           JUNE 1, 1998                           MARCH 13, 1996
                                                             THROUGH       YEAR ENDED MAY 31,    (COMMENCEMENT OF
                                                           NOVEMBER 30,    ------------------     OPERATIONS) TO
                                                              1998+         1998       1997        MAY 31, 1996
                                                           ------------    -------    -------    ----------------
Net asset value, beginning of period.....................     $12.98       $13.20     $12.29          $10.94
                                                              ------       ------     ------          ------
Income from investment operations:
Net investment loss......................................       (.20)        (.26)      (.11)           (.01)
Net realized and unrealized gain.........................      (2.24)        1.50       1.02            1.36
                                                              ------       ------     ------          ------
Total from investment operations.........................      (2.44)        1.24        .91            1.35
Less distribution from net realized gain.................         --        (1.46)        --              --
                                                              ------       ------     ------          ------
Net asset value, end of period...........................     $10.54       $12.98     $13.20          $12.29
                                                              ======       ======     ======          ======
Total Return.............................................      18.80%       10.31%      7.40%          12.34%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period...................     $2,176       $3,381     $2,174          $  131
Ratio of expenses to average net assets..................       1.69%        1.75%      1.75%           1.74%(1)
Ratio of net investment loss to average net assets.......       (.90)%      (1.21)%    (1.31)%          (.97)%(1)
Portfolio turnover rate..................................         26%          73%       102%             85%

RESERVE SMALL-CAP GROWTH FUND                                      CLASS R (FORMERLY CLASS A)
-----------------------------                   -----------------------------------------------------------------
                                                JUNE 1, 1998                                    NOVEMBER 14, 1994
                                                  THROUGH             YEAR ENDED MAY 31,          (COMMENCEMENT
                                                NOVEMBER 30,      --------------------------    OF OPERATIONS) TO
                                                   1998+           1998      1997      1996       MAY 31, 1995
                                                ------------      ------    ------    ------    -----------------
Net asset value, beginning of period..........     $16.66         $15.52    $19.56    $12.21         $10.00
                                                   ------         ------    ------    ------         ------
Income from investment operations
    Net investment loss.......................       (.31)          (.39)     (.28)     (.17)          (.09)
    Net realized and unrealized gain (loss)...       1.39           1.53     (3.76)     8.05           2.30
                                                   ------         ------    ------    ------         ------
Total from investment operations..............       1.08           1.14     (4.04)     7.88           2.21
Less distribution from net realized gain......         --             --        --      (.53)            --
                                                   ------         ------    ------    ------         ------
Net asset value, end of period................     $17.74         $16.66    $15.52    $19.56         $12.21
                                                   ======         ======    ======    ======         ======
Total Return..................................       6.49%          7.35%   (20.65)%   65.55%           22.10%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of period........     $4,877         $5,541    $5,789    $6,657         $1,241
Ratio of expenses to average net assets.......       1.66%(1)       1.75%     1.75%     1.75%          1.75%(1)
Ratio of net investment loss to average net
  assets......................................      (1.48)%(1)     (1.64)%   (1.69)%   (1.70)%        (1.62)%(1)
Portfolio turnover rate.......................         10%            46%       28%       38%            43%

---------------
 +  Unaudited

(1) Annualized.

(2) Total return is not annualized, and does not reflect impact of sales load.

(3) For the Reserve Convertible Securities Fund, the ratios of expenses to average net assets, net of waiver, for the period September 3, 1996 (Commencement of Operations) to May 31, 1997 and the fiscal year ended May 31, 1998 were 0.52% and 0.83%, respectively, and the ratios of net investment loss to average net assets, net of waiver, for the same periods were 5.52% and 4.69%, respectively.

 *  Formerly Reserve Large-Cap Value Fund.

**  Formerly Reserve Mid-Cap Growth Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Funds are not fundamental and may be changed without the approval of shareholders. Each of the Funds is classified as a mutual fund.

RESERVE BLUE CHIP GROWTH FUND. The Reserve Blue Chip Growth Fund's objective is to seek capital appreciation through investment in a portfolio of U.S. common stocks believed to offer favorable possibilities of capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    Generally, the Fund will seek to invest in U.S. equities with investment characteristics such as earnings growth, financial strength and projected positive cash flow. These equity securities are usually traded as shares in the U.S. but sometimes they may be represented by American Depository Receipts ("ADRs"). The Fund will invest at least 65% of its total assets in securities of "blue chip" companies that have demonstrated long-term earnings growth, financial stability and attractive valuation, unless the Fund has adopted a temporary defensive position.

RESERVE INFORMED INVESTORS GROWTH FUND. The Reserve Informed Investors Growth Fund's investment objective is to seek growth through investment in a portfolio primarily of U.S. securities which are seasoned, well-managed and financially sound companies with demonstrated superior earnings growth, accelerating cash flow and profit margins and high return on equity. Priority companies are those where management and/or large outside investors are buyers or owners of the stock, or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors." Any production of dividend income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    Common sense suggests that the "Informed Investors" of the corporate world are far closer to the day-to-day activities of the companies they own or manage and are often in a much more informed position to gauge the long-term effects certain publicly disclosed information or developments may have on the future price of their company's stock. Basic to the "Informed Investors" strategy is the belief that it is far more prudent to invest in stocks which some of the nation's more knowledgeable investors own or are buying with their own money, rather than to chase fad or glamor stocks masquerading as disciplines.

    The Fund emphasizes investment in companies whose outstanding shares have an aggregate market value of at least $1 billion, at cost. At least 65% of the value of the Fund's total assets will be invested in such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities believed to have a potential for capital growth. This can result in greater-than-average share price fluctuations and greater market risk than is often experienced in other types of securities.

RESERVE INTERNATIONAL EQUITY FUND. The Reserve International Equity Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of companies resident in countries experiencing rapid economic growth. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in ADRs and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed-income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected positive cash flow has significant factors in assessing value. When the Sub-Adviser deems it advisable because of unusual economic, political or market conditions, the Fund may reduce or eliminate positions in one country and switch to other countries.

    The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings. Companies frequently are dominant within their industry niche and many have a near monopoly position within their country. Every stock in the Fund's portfolio has been carefully selected through research and often through direct management contact.

    The Fund favors companies where management has a significant ownership stake. The companies that are usually avoided are those that depend heavily on commodity price levels for their future earnings growth. The Fund's portfolio is structured by combining a top-down quantitative country weighting process, which looks at macroeconomics factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to control risk, the Fund spreads its assets among 80 to 110 companies in 15 to 23 foreign markets with an initial position in any single issue between 1% and 2% of assets. Since investments are in companies that have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. Therefore, portfolio investments in cash equivalents usually will not exceed 10% of assets. Stocks are selected for their long-term investment attractiveness. A three-to-five-year time horizon will be utilized for a holding period. In all circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers associated with at least three different countries, excluding the U.S., unless the Fund has taken a temporary defensive position. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Short-term profits are not pursued as an objective, and there is no trading-type activity in stocks.

Summary of Investment Philosophy

    The primary goal is to obtain consistent portfolio performance by investing in quality companies with superior growth records in sales and earnings. The Sub-Adviser's experience has shown that the best way to make money in common stocks is to buy growth companies at attractive prices and to maintain those positions for as long as the growth momentum continues and their valuations do not reach extremes after an advance. Portfolios of foreign investments are affected by different economic trends. By participating in a large variety of investment opportunities, the probability of investment success increases, and international diversification reduces the effect that events in any one country will have on the portfolios. Portfolios of foreign securities are often affected by different economic trends than those which affect U.S. securities, which is a basic reason to diversify the traditional U.S.-based portfolio with investments in foreign securities.

Investment Process

Country Allocation. Nine variables have been identified by the Sub-Adviser which are deemed to be key in determining the future direction of stock markets. The five macroeconomic factors are: Real Gross Domestic Product growth rate and outlook; current inflation rate and its trend; relative interest rates and their trends; outlook for the currency; and current account/trade balance levels. The four stock market technical variables are: intermediate and long-term trends of the stock prices versus the outlook for corporate profit; relative price/earnings ratios and dividend yields; country pension fund regulations that can affect the supply/demand factors for equities; and political stability and government efforts to promote equity investments.

Stock Selection. After the top-down country allocation is in place, bottom-up stock selection becomes the dominant activity. The focus is on quality individual stock selection of companies with high visibility and growth in sales and earnings. In emerging economies with less developed capital markets, a strong balance sheet is essential. Stocks are not selected for industry-balancing purposes. Highly cyclical stocks and recovery situations are rarely used as is the case with companies that are primarily market-share and sales driven, regardless of profitability and shareholder benefit.

Selling Disciplines. A stock is sold when the fundamental factors (excessive price/exchange ratio, slowed growth, excessive debt, etc.) have changed to such an extent that the company no longer qualifies or when industry conditions or governmental regulations have changed so that they negatively impact the company's future. On rare occasions, a stock is sold if a significantly more attractive opportunity develops in that country.

RESERVE LARGE-CAP GROWTH FUND. The Reserve Large-Cap Growth Fund's (formerly Reserve Large-Cap Value Fund) investment objective is to seek long-term capital appreciation through investment in a portfolio of large, high-quality U.S. companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities believed to offer favorable possibilities of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholder's equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. Candidates are believed to be in a growth phase or are entering a growth phase in their marketplace and have pricing flexibility, the potential to increase volume of unit sales, and control over production and distribution. These companies also focus on their core business, have a dominant brand name or a valuable franchise, financial fundamentals that are trending upward, and management that is dedicated to enhancing shareholder value. The Fund will invest at least 65% of its total assets in equity securities and at least 65% of total assets in the securities of companies whose aggregate market value is $5 billion or more, i.e., "large cap," unless the Fund has adopted a temporary defensive position. Investors seeking the opportunity for above-average, long-term growth with below-average overall risk (defined as loss of capital) and nominal current income may wish to consider this Fund.

    It is the Fund's view that high-quality, large companies can generate consistent growth over time that is above the growth rate of the overall economy. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

RESERVE MID-CAP EQUITY FUND. The Reserve Mid-Cap Equity Fund's (formerly Reserve Mid-Cap Growth Fund) investment objective is to seek capital appreciation through investment in a portfolio of medium-size companies. It is the Sub-Adviser's view that mid-size companies in the U.S. are generally expected to show growth over time that is above the growth rate of the overall U.S. economy and that of larger companies. The Fund will invest at least 65% of its total assets in equity securities of companies considered "mid-cap" or medium-size companies, unless the Fund has adopted a temporary defensive position. The Fund does not choose investment for dividend or interest income, nor does it try to "time the market". The Fund will not employ any hedging strategies, and intends to stay fully invested. Any production of income is secondary. There can be no assurance that the Fund will achieve its investment objective.

    A varied portfolio of stocks will generally be selected based on at least one of the following criteria: companies selling at a discount to private market value; undiscovered, underfollowed, or misunderstood companies with good or improving earnings growth; low price/cash flow stocks with a visible catalyst for price appreciation, growth rates greater than and price/cash flow less than the S&P 400 mid-cap index. Additional considerations will be: management incentives to increase shareholder value; management ownership of the stock; margin levels and growth, return on capital invested, and strength of the balance sheet.

    The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

    A result of the Fund's stock selection criteria is likely to be that the median market capitalization for its portfolio companies will be about $2 billion and such companies would be considered "mid-cap" or medium-size companies. The Fund will not routinely invest in any company with a market capitalization of less than $500 million or more than $5 billion. The "mid-cap" nature of the portfolio may result in some increased volatility over that of the general market average. The Fund intends to be fully invested unless it has adopted a temporary defensive position.

RESERVE SMALL-CAP GROWTH FUND. The Reserve Small-Cap Growth Fund's objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth couples with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. At least 65% of the value of the Fund's total assets will be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $1 billion or less, unless the Fund has adopted a temporary defensive position.

    It is the Sub-Adviser's view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

    Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources and lack of information. The securities of smaller companies are often traded over the counter and have less liquidity than larger stocks. Therefore, shares of the Fund may be subject to greater fluctuation on value than shares of a conservative equity fund which invests in larger capitalization companies.

RESERVE STRATEGIC GROWTH FUND. The Reserve Strategic Growth Fund's investment objective is to seek long-term growth through capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    It is anticipated that the Fund will invest in at least 65% of its total assets in equity securities of large, established companies with market capitalizations over $5 billion that trade on major U.S. stock exchanges. Securities selected for the Fund will be those that the Sub-Adviser feels have above average long-term potential for capital appreciation, typically due to a company's future earnings growth, but occasionally involving other criteria. The Fund expects to own a portfolio of securities across a variety of industry sectors to minimize unforeseen risks of concentrating in a single industry. Portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings and not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, there may be significant changes to the portfolio when these equity securities present special situations because it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities. Additionally, the Fund may invest without restriction in companies of any size, foreign equities, and U.S. fixed-income securities. The Fund does not expect to hold significant assets in cash, cash equivalents, foreign fixed-income securities, warrants, rights, futures, or options.

    Investors in the Fund should recognize that the inherent risks of investing cannot be totally avoided and that there is no assurance that the investment objective of the Fund will be achieved. The Fund intends to be as fully invested at all times as practicable unless it has adopted a temporary defensive position.

                     INVESTMENT TECHNIQUES AND INVESTMENTS

    The investments and techniques described in this section are subject to the specific requirements or minimum investment policies found in the Investment Objectives and Policies section of each Fund.

CASH EQUIVALENTS. Each Fund may invest in cash equivalents, which are short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any instrumentality thereof (including repurchase agreements collateralized by such securities) and deposit-type obligations of domestic and foreign banks or the equivalent thereof. Instruments which are not rated may also be purchased by a Fund provided such instruments are determined by the Sub-Adviser under the supervision of the Adviser and the Board of Trustees to be of comparable quality to those instruments in which the Fund may invest.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price at a later date. Each Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees. The Sub-Advisers will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. If the other party to the repurchase agreement defaults or becomes insolvent or declares bankruptcy, a Fund may encounter difficulties and incur costs, and possibly a loss, upon disposition of the underlying securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash, bank letters of credit or securities issued by the U.S. government or its agencies or instrumentalities (or any combination thereof), which will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The value of the securities loaned cannot exceed 25% of each Fund's total assets. Loan arrangements made by a Fund will require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. In connection with a loan of securities, a Fund may pay reasonable finders', custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower. The SAI further explains each Fund's securities lending policies.

U.S. TREASURY SECURITIES. Each Fund may invest in securities issued, guaranteed or collateralized by U.S. Treasury obligations, including Bills, Notes, and Bonds, all of which are backed by the full faith and credit of the U.S. government.

SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association
(SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

    Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the principal of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (principal or interest) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations purchased by a third party (typically an investment-banking firm) and held on its behalf by a major commercial bank or trust company pursuant to a custody agreement. A "stripped security" issued by an investment-banking firm or other private organization is not considered to be a U.S. government security.

CONVERTIBLE SECURITIES. The Reserve International Equity Fund may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

    Reserve International Equity Fund may invest in convertible securities that are investment grade, i.e., rated Baa/BBB or higher or unrated securities. These bonds have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than would be the case of higher-rated securities. If a downgrade below the minimum rating occurs, the Fund may sell the securities, but is not required to do so. Foreign convertible securities, which may be held by the Fund, are not rated.

    To the extent that a security is assigned a different rating by one or more of the various rating agencies, the Sub-Adviser will use the highest rating assigned by an agency in determining compliance with the foregoing investment limitations.

RIGHTS AND WARRANTS. Reserve International Equity Fund may invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

DEPOSITORY RECEIPTS. Reserve International Equity Fund may invest in depository receipts which may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the depository receipts. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts ("GDRs") and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities.

    The Fund may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

ILLIQUID SECURITIES. Each Fund may hold up to 15% of the value of its net assets in securities for which a liquid trading market does not exist and, therefore, may not be able to readily sell such securities. Such securities include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for settlement in more than seven (7) days after notice, and certain asset-backed and mortgage-backed securities. The Fund will treat U.S. government POs and IOs as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Board of Trustees.

    Purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and Board of Trustees.

    Many of the foreign countries in which the Reserve International Equity Fund invests do not have a Securities Act similar to the U.S. requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

PUT AND CALL OPTIONS ON SPECIFIC SECURITIES. Each Fund may write and sell covered put option contracts to the extent of 25% of the value of their total assets at the time such option contracts are written. However, the Reserve Small-Cap Growth Fund and Reserve Informed Investors Growth Fund may invest only up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter.

    There is no limitation on the amount of call options each Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the underlying security at the exercise price. If a call written by the Funds is exercised, the Funds forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Funds may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Funds may expire worthless, in which case the Funds would lose the premium they paid.

    OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Funds may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

    The Funds will only write covered options. An option is covered so long as a Fund which is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its custodian bank.

    The successful use of options by a Fund is subject to its Sub-Adviser's ability to correctly predict movements in the market. If the Sub-Adviser is not successful in employing options in managing the Fund's investments, performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase its expenses and reduce its return.

INVESTMENT IN FOREIGN SECURITIES. Reserve International Equity Fund may purchase foreign equity and debt securities, including foreign government securities, to an aggregate of not more than 30% of its total assets in the securities of issuers of any single foreign country. Foreign securities markets generally are not as developed or efficient as those in the U.S. and securities traded there are less liquid and more volatile than those traded in the U.S.

    The Fund may be subject to additional risks because stock certificates and other evidence of ownership of foreign issuers may be held outside the U.S. Such additional risks include: adverse political and economic developments; nationalization of foreign issuers and possible adoption of government restrictions which might affect the payment of principal, interest and dividends to U.S. investors. In addition, there may be less publicly available information about a foreign issuer, since they are generally not subject to the timely accounting and financial reporting disclosure standards of U.S. companies.

    In making the allocation of assets in foreign markets, the Sub-Adviser will consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. Nearly all foreign securities in which the Reserve International Equity Fund may invest will be traded on foreign stock exchanges or issued by foreign governments.

    Reserve International Equity Fund will invest in developing countries, which involves exposure to economic structures that are typically less diverse and mature than in the U.S., and to political systems which are less stable. A developing country may be considered to be one which is in the initial stages of its conversion from an agrarian insular society to an international manufacturing participant.

FOREIGN CURRENCY TRANSACTIONS. Reserve International Equity Fund may engage in foreign-currency transactions in connection with its investment in foreign securities but will not speculate in foreign-currency exchange. The value of the assets of the Fund as measured in U.S.-dollars may be affected favorably or unfavorably by changes in foreign-currency exchange rates and exchange-control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign-currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign-currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign-currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S.-dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S.-dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S.-dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign-currency financial futures and options transactions.

    When the Fund's Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.-dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S.-dollar amount where the Fund's Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S.-dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign-currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    The Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets (a) denominated in that currency or (b) in the case of a "cross-hedge," denominated in a currency or currencies that the Fund's Sub-Adviser believes will have price movements that tend to correlate closely with that currency. The Fund's Custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign-currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. There is no limitation as to the percentage of the Fund's assets that may be committed to such foreign-currency exchange contracts. The Fund generally will not enter into a forward contract with a term longer than one year.

EURO CONVERSION. On January 1, 1999, France, Austria, Germany, Italy, Belgium, Finland, Ireland, Portugal, Spain, Luxembourg and the Netherlands (eleven countries in the European Monetary Union) adopted the euro as their official currency. However, the current currencies will continue in use for cash transactions until January 1, 2002.

    The euro is expected to confer some benefits in those markets, such as consolidating the government debt market for those countries and reducing some currency risks and costs. But, the conversion to the new currency could affect the Trust operationally and also has some special risks. The Trust's portfolio system, DST, will be both upgrading computer and record keeping equipment to prepare for the conversion, and will continue to monitor the effects of the conversion on the value of the Trust's securities. Further, the Adviser is taking steps to reasonably address this issue and to obtain assurance that comparable effort is being made by the Trust's other service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest without limitation in certain types of short-term, liquid, high-grade debt securities. These securities may include U.S. government securities, qualifying bank deposits, money-market instruments, and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see the Funds' SAI.

NON-DIVERSIFIED STATUS. As a non-diversified mutual fund, each Fund is permitted to have all its assets invested in a limited number of issuers. As a result, an investment in a Fund could entail greater risk than a mutual fund with a policy of diversification.

                              RISK CONSIDERATIONS

    Investment in certain Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Some of the assets of the Reserve International Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency-hedging transactions, which themselves involve certain special risks. See "Investment Techniques and Investments" on page 9.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Reserve International Equity Fund, whose investment portfolios include such securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events affecting the general market and by large investors trading significant blocks of securities than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery and where a severe shortage of vault capacity exists among custodial banks. Efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations including, in some cases, the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

    The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Sub-Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

    Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors than is available about U.S. issuers.

    The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of the gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could adversely affect the economy of a foreign country or the Fund's investments in that country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

U.S. AND FOREIGN TAXES (RISK CONSIDERATIONS). Although each of the Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its taxable income so as to avoid the imposition of U.S. income and excise taxes, it is possible that events could occur which would cause a Fund to incur some U.S. taxes. In addition, one or more of the Funds with investments in stock or securities of foreign corporations (e.g., the Reserve International Equity Fund), may incur foreign income taxes. The applicable tax laws which affect the Funds and their shareholders are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund's shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. See the discussion on "Taxes" and "Foreign Taxes" set forth below.

FIXED-INCOME SECURITIES. The value of a Fund's shares will fluctuate with the value of its investments. The value of fixed-income securities will decline in value as interest rates rise, and increase in value as interest rates decline.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971, Reserve Management Company, Inc. (the "Adviser"), 1250 Broadway, New York, NY 10001-3701, and its affiliates have provided investment advice to The Reserve Funds, which as of the date of this prospectus has assets in excess of $5.4 billion. Under the Investment Management Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees. The Adviser supervises a continuous investment program for the Funds, evaluates and monitors each Sub-Adviser's performance, investment programs, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued or modified. The Adviser is also responsible for the day-to-day administration of each Fund's activities. Under the Investment Management Agreement, the Adviser pays all employee costs, costs of the Sub-Advisers and other ordinary operating expenses of each Fund. Excluded from ordinary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees.

    For its services under the Investment Management Agreement, the Adviser is paid a Management Fee represented as a percentage of the average daily net assets of each Fund and class in the amounts shown on the chart entitled "Annual Fund Operating Expenses" found on page 2.

YEAR 2000. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after. However, the Adviser is taking steps to reasonably address this issue and to obtain assurance that a comparable effort is being made by the Trust's other service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

SUB-ADVISERS. The Investment Management Agreement and Sub-Advisory Agreements provide that the Adviser and each Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement. None of these organizations have previously served as either Adviser or Sub-Adviser to a registered investment company.

    Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser and the Trust have obtained such an exemption. The Board of Trustees of the Trust can, without further shareholder approval, appoint additional or replacement Sub-Advisers, terminate Sub-Advisers, rehire existing Sub-Advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify Sub-Advisory agreements.

    The Adviser and Trust have retained the Sub-Advisers listed below. Each is a registered investment adviser.

    TRAINER, WORTHAM & COMPANY, INC., 845 THIRD AVENUE, NEW YORK, NY 10022, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and manages over $2.5 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Robert J. Vile is the Fund's primary portfolio manager. Mr. Vile is a Managing Director of the Sub-Adviser and is responsible for the day-to-day investment decisions of the Reserve Blue Chip Growth Fund.

    T.H. FITZGERALD & CO., 180 CHURCH STREET, NAUGATUCK, CT 06770, was formed in 1959 and currently manages over $200 million for employee benefit plans, bank trust departments, an insurance company and a public authority and has over ten years of experience in using the investment policies discussed herein. Thomas H. Fitzgerald, Jr., who founded his firm, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Reserve Informed Investors Growth Fund.

    PINNACLE ASSOCIATES, LTD., 666 FIFTH AVENUE, NEW YORK, NY 10103, was formed in 1984 and currently manages over $400 million for individuals, family trusts and employee-benefit plans. Nicholas Reitenbach is director of international investments and partner of Pinnacle Associates, Ltd., and serves as the Reserve International Equity Fund's primary portfolio manager. Mr. Reitenbach has over thirty years experience in using the investment techniques discussed herein.

    SIPHRON CAPITAL MANAGEMENT, 280 S. BEVERLY DRIVE, BEVERLY HILLS, CA 90212, was formed in 1991 and currently manages over $750 million for tax-exempt and taxable clients. The senior management of Siphron Capital has over thirty years experience in using the investment policies discussed herein. David C. Siphron and Peter D. Siphron, both partners of the firm, serve as the Reserve Large-Cap Growth Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis. Portfolio actions are based on mutual consent, with David Siphron having final approval.

    PEKIN, SINGER & SHAPIRO ASSET MANAGEMENT, 311 SOUTH WACKER DRIVE, CHICAGO, IL 60606, was formed in 1990 and currently manages over $359 million for individuals, family trusts, and institutions. JoAnne Pekin, a founder of the firm and its President, and Martha Doran serve as the Fund's portfolio managers. Mrs. Pekin has more than thirty years experience in the investment business and is responsible for the day-to-day investment decisions of the Reserve Mid-Cap Equity Fund.

    ROANOKE ASSET MANAGEMENT, 529 FIFTH AVENUE, NEW YORK, NY 10017, was formed in 1978 and currently manages over $200 million for high-net-worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President, Brian J. O'Connor, Executive Vice-President, and Adele S. Weisman, Senior Vice-President, serve as the Fund's portfolio managers, and have worked together as a team for over twenty years. Together, they are responsible for the day-to-day investment decisions of the Reserve Small-Cap Growth Fund.

    CONDOR CAPITAL MANAGEMENT, INC., 1973 WASHINGTON VALLEY ROAD, MARTINSVILLE, NJ, 08836, was formed in 1988 and currently manages over $185 million for individuals, family trusts and institutions. Kenneth P. Shapiro, President, and Stephen D. Tipping, Vice President, serve as the Fund's portfolio managers and are responsible for the day-to-day investment decisions of the Reserve Strategic Growth Fund.

    For their services, the Sub-Advisers of the Funds, with the exception of Condor Capital Management ("Condor"), receive an annual fee of up to one-half of the Adviser's net profit for the year before taxes of the respective fund. Net profit is deemed to be the Management Fee less fund expenses and all applicable sales and marketing costs. For the services rendered by Condor, the Adviser shall pay to Condor at the end of each calendar quarter an annualized fee equal to 0.30% of the Fund's assets. The Adviser may also pay a Sub-Adviser for marketing assistance.

PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for each Fund and the execution of these transactions, including the negotiation of brokerage commission on such transactions, are the responsibility of each Sub-Adviser. In general, each Sub-Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, each Sub-Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

    The Sub-Advisers may consider statistical, research, or other services provided by brokers or dealers, some of which may be useful to each Sub-Adviser in their other business functions. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors as determined in good faith by each Sub-Adviser. Each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of its Fund, but only if the Sub-Advisers reasonably believe that the execution and commission are comparable to those available from other qualified firms. Further, subject to procedures adopted by, and under the supervision of the Board of Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with each Sub-Adviser, provided the commission or fee paid on the transaction is reasonable and fair when compared to the commission or fee charged by other brokers or dealers on comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

    The annual portfolio turnover rate of each Fund is not expected to exceed 100% under normal market conditions except for the Reserve Informed Investors Funds. High portfolio turnover rates (i.e., over 100%) can increase the Fund's transaction costs, including brokerage commissions. The Reserve International Equity Fund, expected to be less than 100% under normal market conditions. See "Portfolio Turnover, Transaction Charges and Allocation" in the SAI.

    During the fiscal years ended May 31, 1996, 1997 and 1998, the portfolio turnover rate for the Reserve Informed Investors Growth Fund was higher than expected due to the following market conditions: (1) extraordinary volatility, especially in the small to medium capitalization stocks which have a dominant weight in the portfolio, made it necessary to re-balance the Fund's weighted capitalization; (2) concentration of informed investor buy signals in a tightly defined number of industry sectors led to higher than normal portfolio sector concentration which often amplified volatility and turnover rates through the need for re-balancing of the portfolio; (3) market responses to the earnings outlook for a broad list of portfolio-held companies led to a series of management miscalls; and (4) a substantial portion of the gain on the S&P 500 indices has been attributable to the largest capitalization stocks in the indices. The Sub-Adviser has had to guide the Fund through a market which has been turbulent and extremely narrow as a result, while strictly adhering to the Fund's informed investor strategy. During the current fiscal year, the Sub-Adviser expects the turnover to approximate 455%, but does not expect it to exceed 500%.

TRUSTEES. Under the Declaration of Trust, which is governed by the laws of the State of Delaware, the Trustees are ultimately responsible for the conduct of its affairs. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of a majority of the Trust's outstanding shares.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Trust acts as its own transfer agent and dividend-paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. For Class R Shares, the minimum initial investment is $1,000 and the minimum subsequent investment is $100, except for IRAs. However, Class R shareholders (except IRAs) must achieve a balance of $2,500 within twelve (12) months, or the Fund may choose to impose a fee (currently $5 monthly; see "Small Balances"). The initial minimum investment in Class R Shares for an IRA is $250, and subsequent investments are accepted in any amount. For Class I Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. An initial purchase must be accompanied by an Account Application. If no dealer or broker is named in the Account Application, the Distributor will act as dealer. Shares of the Funds may be purchased each Business Day at the public offering price determined after receipt of payment and a request in proper form by the Funds or by an investment dealer who has a sales agreement with the Funds' Distributor. The public offering price is equal to the net asset value of a Fund. Payments (denominated in U.S. dollars) must be made if purchasing directly from the Funds:

    - By check -- Drawn on a U.S. bank, payable to or endorsed to Reserve Private Equity Series. You must include your account number on each check unless it is an initial purchase. Checks should be mailed to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701. A fee (currently $15) will be imposed if any check used for investment in your account does not clear. The investor is also liable to reimburse the Funds for any loss incurred due to a returned check. Neither initial nor subsequent investments may be made by a third party check.

    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution from whom you received this prospectus.

    Investments in the Funds may also be made through investment dealers who have sales agreements with RESRV., the distributor of the Funds' shares ("Authorized Dealer"). Such dealers should send the investor's Account Application and payment to the Funds. Payment may be made by check or wire. Purchase orders will be confirmed at the public offering price calculated after receipt by the Funds or an Authorized Dealer (which order must be promptly transmitted to the Funds) of a properly completed Account Application and payment. The Funds must be notified before 4:00 PM (New York time) of the amount to be transmitted and the account to be credited, and the Funds must receive the credit at their bank by 4:00 PM (New York time). Orders received by the Funds or an Authorized Dealer after 4:00 PM (New York time) will be priced at the public offering price in effect at 4:00 PM (New York time) on the next Business Day.

GENERAL INFORMATION. Shares of each Fund will have the same relative rights and privileges and be subject to the same fees and expenses except as set forth below. The Board of Trustees may determine in the future that other allocations of expenses are appropriate and amend this plan accordingly without the approval of shareholders. Income, realized and unrealized capital gains and losses, and expenses of the Funds of the Trust shall be allocated to shares of the Fund that earned or incurred them. Expenses of the Trust not allocable to a specific Fund shall be allocated to each Fund on the basis of the net asset value of that Fund in relation to the net asset value ("NAV") of the Trust.

    The Distributor, at its expense, will also provide additional compensation to broker-dealers, financial consultants and financial institutions in connection with actual or anticipated sales of shares of the Funds, but only to the extent permitted by law or regulation.

VOTING RIGHTS. Shares of the Funds shall have exclusive voting rights on any matter submitted to shareholders pursuant to the 1940 Act, the Declaration of Trust and the Trust's By-laws.

RESERVE PRIVATE EQUITY SERIES AUTOMATIC ASSET-BUILDER PLAN. (Class R shares only). If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at 800-637-1700 for an application.

NET ASSET VALUE. Fund shares are issued at NAV which is calculated at the close of each Business Day (normally 4:00 PM New York time). A Business Day is Monday through Friday, exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas and days the New York Stock Exchange ("NYSE") is closed for trading. The NAV per share of each Fund is determined by adding the value of a Fund's portfolio securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use each Fund as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details is available from RESRV Partners, Inc. The initial minimum investment is $250. Subsequent investments are accepted in any amount.

DISTRIBUTOR. The Funds' Distributor is RESRV Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701. The Distributor is a wholly-owned subsidiary of the Adviser.

    All orders for the purchase of shares of each Fund are subject to acceptance or rejection by RESRV, at its sole discretion. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever, in its judgment, it is in the best interests of the Funds to do so.

EXCHANGE PRIVILEGE. Shares of each RPES Fund may be exchanged for shares in the Reserve money-market funds and other separate investment portfolios that may be offered by the Trust at NAV.

    The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

    The Trust may modify or discontinue the exchange privilege at any time, and will do so on sixty (60) days notice, if such notice is required by regulations adopted under the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 PM (New York time) on a regular Business Day to take effect that day. Exchange requests received after 4:00 PM (New York time) will be effected at the next calculated NAV.

    Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. See the discussion at "Taxes" set forth below. A prospectus for any of the Reserve money-market funds or other series of the Trust may be obtained from the Distributor or any Authorized Dealer. An investor considering an exchange should refer to the appropriate fund prospectus for additional information since each fund has different investment objectives and policies.

DISTRIBUTION PLAN. Under the Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund pays RESRV for advertising, marketing and distributing each Fund's Class R shares and for servicing each Fund's Class R shareholders at a maximum annual rate of 0.25% of the value of each Fund's average daily net assets attributable to its Class R shares. If the Plan were terminated or not continued, no amounts (other than amounts accrued but not yet paid) would be owed by the Funds. The Class I shares of each Fund do not participate in the Plan.

    Under the Plan, RESRV at its discretion may make payments to brokers, financial institutions and financial intermediaries ("Firms") for administration and for servicing Fund shareholders who are also their clients and/or for distribution. Firms receive such fees with respect to the average daily NAV of each Fund's Class R shares owned by shareholders for whom they perform services and are the dealer of record. Firms providing distribution assistance or administrative services for each Fund may be required to register as securities dealers in certain states. The fees, payable to RESRV under the Plan, are made without regard to actual expenses incurred. Thus, if fees exceed distribution expenses, RESRV will incur a profit; however, if expenses exceed fees, then they will incur a loss. RESRV may use such fees to promote the sale of shares by paying for the preparation, printing and distribution of prospectuses to other than current shareholders or other promotional activities.

                         SHARES OF BENEFICIAL INTEREST

    The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was organized as an unincorporated Delaware business trust on April 22, 1993, and is authorized to issue an unlimited number of shares of beneficial interest, which may be issued in any number of portfolios and classes. Shareholders are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective portfolios on liquidation. The Trust has no intention of issuing share certificates. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust.

                                     TAXES

    The following discussion is intended for general information only. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its investment company taxable income and net capital gains are distributed. Dividends paid by each Fund from net investment income, including net short-term capital gains, whether in cash or in additional shares of each Fund, will be taxable as ordinary income.

    The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to 98% of their calendar year ordinary income, plus 98% of their capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31. Dividends declared in October, November, or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by each Fund on December 31 of such year, provided such dividends are paid during January of the following year.

    Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the holding period of the assets giving rise to the capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been held, and are not eligible for the dividends-received deduction available to corporations. Dividends and other distributions may also be subject to state and local taxes. A purchase of Fund shares shortly before the ex-dividend date or capital gains distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

    Under the Code, exchanges and redemptions of shares, including transfers of shares of each Fund for shares of another fund with which the Funds have exchange privileges, are taxable events, and accordingly, may result in a capital gain or loss for shareholders participating in such transactions. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the shareholder's holding period for the Fund shares. Deductions for losses recognized on the disposition of shares may, in some circumstances, be disallowed or deferred. Furthermore, shareholders electing to reinvest dividends or other distributions in new shares will, nevertheless, be treated as having received such distributions for tax purposes.

    A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

    For tax purposes, each Fund will send shareholders an annual notice of dividends and distributions paid during the prior year. Shareholders are advised to retain all statements received from each Fund to maintain accurate records of their investments. The tax treatment of non-resident alien individuals, foreign corporations, and other non-U.S. shareholders may differ from that described above. Further information relating to tax matters is contained in the SAI. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                                 FOREIGN TAXES

    One or more of the Funds with investments in stock or securities of foreign corporations, (e.g., the Reserve International Equity Fund), may incur foreign income taxes, including foreign taxes withheld at the source. If certain statutory requirements are met, a Fund which incurs foreign income taxes may make an election which has the effect of causing a U.S. shareholder to include in income and treat as if paid by such shareholder his or her pro rata share of such foreign income taxes, for which the U.S. shareholder may be able to claim a tax deduction or tax credit. There can be no assurance that a Fund will meet the requirements or elect to pass through its foreign income taxes to its shareholders. Further information relating to tax matters is contained in the SAI. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                          DIVIDENDS AND DISTRIBUTIONS

    All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested on the Account Application or in writing to the Fund one of the following three options:

        (1) Distribute capital gains in cash and reinvest income dividends.

        (2) Distribute income dividends in cash and reinvest capital gains.

        (3) Distribute both income dividends and capital gains in cash.

    These three options are not available for retirement plans or accounts with a NAV of less than $1,000 and/or if the distribution would be less than $25.

    Any net investment income will be distributed quarterly as dividends to shareholders. Any net realized short- and long-term capital gains, if any, will be paid to shareholders at least annually. The payment date will be used to determine NAV when dividends and capital gains distributions are reinvested.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Each Fund's shares are redeemed at NAV determined as of the next close of the NYSE on a regular Business Day after the written request by any person in proper form is received by the Fund, at 1250 Broadway, New York, NY 10001-3701. Redemptions may be effected during regular Business Days from 9:00 AM to 4:00 PM (New York time). Redemption requests received after the close of business will be effected at the next calculated NAV.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each Class R redemption be at least $1,000 and each Class I redemption be at least $100,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for Class R redemption checks issued by the Funds for less than $100, and $100 for Class I redemption checks of less than $100,000. Upon request, redemptions will be made by bank wire, however, Class R wire redemptions of less than $10,000 will be charged a fee (currently $10) and Class I wire redemptions of less than $100,000 will also be charged a fee (currently $100). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement for redemption requests once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by a Fund at any time without notice to shareholders. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request.

AUTOMATIC WITHDRAWAL PLANS. (Class R shares only). If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER PLAN. (Class R shares only). You may redeem Class R shares of a Fund by telephone (minimum $100) without charge if you have filed a separate Reserve Automatic Transfer Plan application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) Business Days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, service fees, and other redemption requirements.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer Plan, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) Business Days. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) Business Days after the purchase by wire.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either joint owner for actions taken by the other with respect to an account so registered. The investment Application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semiannual report. A statement is mailed to each shareholder at least quarterly.

SMALL BALANCES. (Class R shares only). If a Class R shareholder account (other than an IRA) does not achieve a balance of $2,500 within twelve (12) months, the Funds reserve the right to impose a monthly fee (currently $5) or redeem the account and remit the proceeds. The minimum balance requirement will be waived if the account balance drops below $2,500 due to market depreciation. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone to obtain price information and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the internet at www.reservefunds.com.

SPECIAL SERVICES. The Funds reserve the right, upon notice, to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on official Trust checks, returned checks and special research services.

PERFORMANCE. From time to time, in advertisements and sales literature, the Funds may present information regarding the total return on a hypothetical investment in a Fund for various periods of performance and may make comparisons of such total return to various stock indices (group of unmanaged common stocks), or to groups of mutual funds. Such comparative performance information will also be stated in the same terms in which the comparative data or indices are stated. For these purposes, the performance of a Fund, as well as the performance of the other mutual funds, do not reflect sales charges, the inclusion of which would reduce a fund's performance.

    Total return for a period is the percentage change in value during the period of an investment in the Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value that the investment could be redeemed for at the end of the period. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund.

    Performance of a Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by each Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

                            ------------------------

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                                    GLOSSARY

The following terms are frequently used in this Prospectus.

EQUITY SECURITIES are, (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

DEBT SECURITIES are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks which includes floating rate and variable rate instruments.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. government, its agencies or other federal governmental entities.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed by governments, quasi-governmental entities, governmental agencies or other federal governmental entities, other than the U.S. government.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which may or may not be members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

               TABLE OF CONTENTS
                                                  PAGE
                                                  ---
Shareholder Expenses............................    2
Financial Highlights............................    3
Investment Objectives and Policies..............    7
Investment Techniques and Investments...........    9
Risk Considerations.............................   13
Management......................................   14
How to Buy Shares...............................   16
Shares of Beneficial Interest...................   18
Taxes...........................................   18
Foreign Taxes...................................   19
Dividends and Distributions.....................   19
Redemptions.....................................   20
General Information.............................   21
Glossary........................................   23

      Investors are advised to read and retain this Prospectus for future reference.

        Founders of

   "America's First
        Money Fund"
1250 Broadway, New York, NY 10001-3701

GENERAL INFORMATION, PURCHASES AND REDEMPTIONS
Nationwide 800-637-1700 M www.reservefunds.com

Distributor -- Resrv Partners, Inc.
RPES 04/99